UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-12

A T Funds Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ]  Fee paid previously with preliminary materials.
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       filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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A T Fund of Funds
The Sole Series of
A T Funds Investment Trust

300 Pacific Coast Highway, Suite 305
Huntington Beach, California 92648

September 26 , 2008

Dear Shareholder:

The Board of Trustees (the “Board of Trustees”) of A T Funds Investment Trust (the “Trust”) has called a Special Meeting of shareholders of A T Fund of Funds (the “Fund”), the sole series of the Trust, to be held at the offices of the Trust on October 20 , 2008 at 10:00 a.m. Pacific Time, whose principal executive office is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 (the “Special Meeting”).

The purpose of the Special Meeting is to vote on important proposals affecting the Fund and you as a shareholder.  This package contains information about the Special Meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card.  Also included are instructions on how to vote by mail, and a postage-prepaid envelope.

As you may be aware, on June 19, 2008, a majority interest in Allegiance Investment Management, LLC, a fifty percent owner of A T Funds, LLC, the investment adviser to the Fund (the “Investment Adviser”), was acquired by Macquarie Affiliated Managers Allegiance (USA) Inc. (the “Transaction”).  As a result of the Transaction, Allegiance Investment Management, LLC was renamed Macquarie Allegiance Capital, LLC.

The new ownership structure will not result in any significant changes for existing shareholders of the Fund.  However, under the federal securities laws, this change in ownership of Allegiance Investment Management, LLC, caused the advisory agreement between the Fund and the Investment Adviser and the subadvisory agreement between the Investment Adviser and Treesdale Partners, LLC (the “Subadviser”), to automatically terminate.  Accordingly, new investment advisory and subadvisory agreements must be approved by the Fund’s shareholders.

In order for the Investment Adviser and the Subadviser to continue to provide the same day-to-day investment management services each has provided to the Fund, we rely upon your approval, as a shareholder, of the two proposals in the enclosed Proxy Statement.  As you will see from the enclosed materials, your Board of Trustees is requesting that you approve:

1.           A new Investment Management Agreement between the Trust, on behalf of the Fund, and the Investment Adviser, with respect to the overall management of the Fund’s portfolio; and

2.           A new Investment Subadvisory Agreement between the Investment Adviser and the Subadviser, with respect to the day-to-day investment management of the Fund’s portfolio.

The Board of Trustees has carefully considered the proposals, believes them to be in the best interests of the Fund’s shareholders, and unanimously recommends that you vote “FOR” the proposals.  If you should have any questions before you vote, please call the Fund at (714) 374 – 5489.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO A T FUNDS INVESTMENT TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,
/s/ Mark G. Torline

Mark G. Torline
Chief Executive Officer

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A T FUNDS INVESTMENT TRUST

A T FUND OF FUNDS

__________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
__________________________________

Notice is hereby given that a Special Meeting of shareholders (the “Special Meeting”) of A T Fund of Funds (the “Fund”), the sole series of A T Funds Investment Trust (the “Trust”), will be held at 10:00 a.m. , Pacific Time, on October 20 , 2008, at the offices of the Trust, whose principal executive office is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.  The Special Meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the Special Meeting or any adjournment thereof:

1.           To approve a new Investment Management Agreement between the Trust, on behalf of the Fund, and A T Funds, LLC (the “Investment Adviser”), with respect to the overall management of the Fund’s portfolio; and

2.           To approve a new Investment Subadvisory Agreement between the Investment Adviser and Treesdale Partners, LLC, with respect to the day-to-day investment management of the Fund’s portfolio.

Only shareholders of record at the close of business on August 29, 2008, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY
IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

             As a shareholder of the Fund, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

By Order of the Board of Trustees, /s/ Alexander L. Popof Alexander L. Popof Secretary

Huntington Beach, California
September 26 , 2008

A T FUNDS INVESTMENT TRUST

A T FUND OF FUNDS

300 Pacific Coast Highway, Suite 305
Huntington Beach, California 92648
Telephone: (714) 374-5489
__________________________________

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT
__________________________________

What is this packet of information and why did we send it to you?

The Board of Trustees (the “Board of Trustees”) of A T Funds Investment Trust (the “Trust”) has called a Special Meeting of shareholders of A T Fund of Funds (the “Fund”) to be held on October 20 , 2008 at 10:00 a.m. , Pacific Time, at the offices of the Trust, whose principal executive office is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 (the “Special Meeting”).  This packet of information contains a Notice of the Special Meeting, a proxy card and a Proxy Statement, and provides a review of the purpose of the Special Meeting and the proposals that you are being asked to approve.  The Board of Trustees is sending this information to you for your use in deciding whether to approve the proposals.

Why is the Special Meeting being held?

The Special Meeting is being called for the purpose of obtaining approval by the shareholders of the Fund of two proposals.  The Board of Trustees believes that approval by shareholders of each proposal is in the best interests of the Fund.

The two proposals concern:

(1)           A new Investment Management Agreement between the Trust, on behalf of the Fund, and A T Funds, LLC (the “Investment Adviser”), with respect to the overall management of the Fund’s portfolio (the “New Management Agreement”); and

(2)           A new Investment Subadvisory Agreement between the Investment Adviser and Treesdale Partners, LLC (the “Subadviser”), with respect to the day-to-day investment management of the Fund’s portfolio (the “New Subadvisory Agreement”).

Who is entitled to vote at the Special Meeting?

All holders of record of the Fund’s outstanding shares as of the close of business on August 29, 2008 are entitled to vote at the Special Meeting.

Why is a New Management Agreement being proposed?

On June 19, 2008, a majority interest in Allegiance Investment Management, LLC, a fifty percent owner of the Investment Adviser to the Fund, was acquired by Macquarie Affiliated Managers Allegiance (USA) Inc. (the “Transaction”).  As a result of the Transaction, under the federal securities laws the then existing investment advisory relationship between the Fund and the Investment Adviser automatically terminated.  As permitted under federal securities laws, the Board of Trustees approved an interim investment advisory agreement between the Fund and the Investment Adviser (the “Interim Advisory Agreement”) pursuant to which the Investment Adviser has continued the overall management of the Fund. The terms of the Interim Advisory Agreement are substantially identical to the terms of the prior investment management agreement.  However, as required by the federal securities laws, the Interim Advisory Agreement includes an escrow arrangement that provides for a mechanism to hold the advisory fees earned by the Investment Adviser in an

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interest-bearing escrow account, pending shareholder approval of the New Management Agreement.  If the shareholders approve the New Management Agreement, the amount in the escrow account (including interest earned) will be paid to the Investment Adviser.  The Interim Advisory Agreement has a 150 day term and will terminate upon the earlier of November 16, 2008 and the date upon which shareholder approval of the New Management Agreement is obtained.  Accordingly, the shareholders of the Fund are being asked to approve the New Management Agreement with the Investment Adviser.  The New Management Agreement will not affect the investment management fee charged to the Fund, which will remain at 2.00% of monthly net assets.  Moreover, the expense limitation agreement that is currently in place with the Investment Adviser, which limits the Fund’s total operating expenses to 2.50% of monthly net assets, will remain unchanged.

Why is a New Subadvisory Agreement being proposed?

As previously described with regard to the prior investment management agreement, the prior investment subadvisory agreement between the Investment Adviser and the Subadviser was also automatically terminated as a result of the Transaction.  As permitted under the federal securities laws, the Board of Trustees approved an interim investment subadvisory agreement between the Investment Adviser and the Subadviser (the “Interim Subadvisory Agreement”) pursuant to which the Subadviser has continued the day-to-day management of the Fund.  The terms of the Interim Subadvisory Agreement are substantially identical to the terms of the prior investment subadvisory agreement.  The Interim Subadvisory Agreement has a 150 day term and will terminate upon the earlier of November 16, 2008 and the date upon which shareholder approval of the New Subadvisory Agreement is obtained.

The Investment Adviser has proposed that the Subadviser continue to serve as subadviser to the Fund.  If the New Subadvisory Agreement is approved, the Subadviser will continue to serve as subadviser to the Fund and the Subadviser’s investment professionals will continue to perform the day-to-day investment management services for the Fund until the completion of the Fund’s ongoing liquidation process.

What happens if the new investment management agreement is not approved?

If shareholders do not approve the new Investment Management Agreement, then the Board of Trustees will consider alternative arrangements, including proposing another investment adviser to provide overall management of the Fund.  However, there can be no assurance that another investment adviser could be located for the Fund or would be willing or able to carry out the overall management functions of the Fund, particularly in the view of the Fund’s pending liquidation.

What happens if the New Subadvisory Agreement is not approved?

If shareholders do not approve the New Subadvisory Agreement, then the Board of Trustees will consider alternative arrangements, including proposing another subadviser to provide day-to-day management of the Fund.  However, there can be no assurance that another subadviser could be located for the Fund or would be willing or able to carry out the day-to-day investment subadvisory functions of the Fund, particularly in the view of the Fund’s pending liquidation.

What is the Board of Trustees’ recommendation as to the proposals?

The Board of Trustees has unanimously approved these proposals and recommends that shareholders vote in favor of each of them.

What if I cannot attend the Special Meeting in person?

Whether or not you plan to attend the Special Meeting and regardless of the number of shares of the Fund that you own, please sign and return the enclosed proxy card in the postage-prepaid envelope provided.  If a quorum of shareholders is not reached, then the Special Meeting may be delayed to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

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Who do I call if I have questions?

We will be happy to answer your questions about the proxy solicitation.  Please call (714) 374-5489 during normal business hours between 9 a.m. and 5 p.m., Eastern Time.

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A T FUNDS INVESTMENT TRUST

A T FUND OF FUNDS

300 Pacific Coast Highway, Suite 305
Huntington Beach, California 92648
Telephone: (714) 374-5489

__________________________________

PROXY STATEMENT
__________________________________

Introduction.  This proxy statement is furnished to the shareholders of the A T Fund of Funds, (the “Fund”), the sole series of A T Funds Investment Trust, a Delaware statutory trust (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees for a Special Meeting of shareholders to be held on October 20 , 2008 at 10:00 a.m. , Pacific Time, or any adjournment thereof to be held at the Trust’s office located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648(the “Special Meeting”).  The purpose of the Special Meeting is to seek shareholder approval of (1) an investment management agreement between the Trust, on behalf of the Fund, and A T Funds, LLC (the “Investment Adviser”), and (2) a subadvisory agreement between the Investment Adviser and Treesdale Partners, LLC (the “Subadviser”).  The Trust expects to mail this Proxy Statement, Notice of the Special Meeting and proxy card on or about September 26 , 2008 to the shareholders of record of the Fund.

Record Date/Shareholders Entitled to Vote.  Shareholders of record of the Fund at the close of business on August 29, 2008, (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof and will be entitled to one vote per full share (and a fractional vote per fractional share) for each share owned on the Record Date.

A copy of the Fund’s most recent annual report is included with this proxy statement.

PROPOSAL 1: APPROVE A PROPOSED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND THE INVESTMENT ADVISER.

Background

A T Funds, LLC a Delaware limited liability company (the “Investment Adviser”), has provided investment advisory services to the Fund since the inception of the Trust pursuant to an investment advisory agreement dated February 22, 2005 (the “Prior Advisory Agreement”), which was approved by the Fund’s initial shareholder prior to the offering of shares of the Fund.

In March 2008, Allegiance Investment Management, LLC (“Allegiance Investment Management”), the administrator of the Fund and a fifty percent owner of the Investment Adviser, signed a definitive agreement with Macquarie Affiliated Managers Allegiance (USA) Inc. (“Macquarie”) whereby Macquarie would acquire a majority interest of Allegiance Investment Management (the “Transaction”).  The Transaction was consummated on June 19, 2008 (the “Closing Date”).  As a result of the Transaction, Allegiance Investment Management was renamed Macquarie Allegiance Capital, LLC.

The new ownership structure of the Investment Adviser resulting from the Transaction will not result in any significant changes for existing shareholders of the Fund.  The portfolio managers and key personnel after the Transaction will be the same individuals who served in those capacities before the Transaction.  However, under the federal securities laws, this change in ownership of Allegiance Investment Management, a fifty percent owner of the Investment Adviser, caused the Prior Advisory Agreement to automatically terminate on the Closing Date.  Accordingly, a new investment management agreement must be approved by the Fund’s shareholders.

In order to maintain the existing services and management for the Fund between the Closing Date, when the Prior Advisory Agreement terminated, and the date a new investment management agreement is approved by the Fund’s shareholders (the “Effective Date”), the management of the Trust recommended to the Board of Trustees, at an in-person meeting held on March 6, 2008, that the Investment Adviser be retained as the Fund’s investment adviser during this interim period pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”).  Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the board of trustees of an investment company to approve an interim advisory agreement in order to ensure that uninterrupted advisory services are provided to the investment company on an interim basis following a change of control of the investment adviser.  Following discussion, the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), approved the Interim Advisory Agreement.

As the Fund’s investment adviser under the Interim Advisory Agreement, the Investment Adviser provides the overall management and coordination of the Fund’s general operations and administration, as it did under the Prior Advisory Agreement.  The Interim Advisory Agreement has substantially identical provisions to the Prior Advisory Agreement.  The Interim Advisory Agreement provides that the maximum amount of advisory fees payable to the Investment Adviser by the Fund during this interim period is identical to such advisory fees paid under the Prior Advisory Agreement, subject to the existing expense cap agreement.  The Interim Advisory Agreement for the Fund will remain in effect until the earlier of (i) 150 days following the effective date of the Interim Advisory Agreement (i.e. November 16, 2008), or (ii) the date upon which shareholder approval of a new investment management agreement between the Trust, on behalf of the Fund, and the Investment Adviser is obtained.  The Interim Advisory Agreement also provides that the Board of Trustees, or a majority of the “outstanding voting securities” (as that term is defined in the 1940 Act) of the Fund, may terminate the Interim Advisory Agreement on 60 days’ written notice to the Investment Adviser and that it terminates immediately in the event of its “assignment,” as that term is defined in the 1940 Act.  In addition, the Interim Advisory Agreement has an escrow arrangement that provides for a mechanism to hold the advisory fees earned by the Investment Adviser in an interest-bearing escrow account.  In accordance with Rule 15a-4(b)(2) of the 1940 Act, shareholder approval of the new investment management agreement with the Investment Adviser is necessary in order for the Investment Adviser to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement.  In the event that the shareholders of the Fund do not approve the new investment management agreement, then the 1940 Act requires that the Investment Adviser will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

The New Management Agreement

At the Board of Trustees meeting held on September 3, 2008, the Trustees, including the Independent Trustees, reviewed and approved the proposed investment management agreement between the Trust and the Investment Adviser (the “New Management Agreement”), pursuant to which the Investment Adviser will continue to serve as the Fund’s investment adviser and render investment management and related administrative services to the Fund as of the Effective Date.  Implementation of the New Management Agreement is subject, however, to shareholder approval at the Special Meeting.  If approved by shareholders, the New Management Agreement will replace the Interim Advisory Agreement.

Board of Trustees Consideration of the New Management Agreement.  At the Board of Trustees meeting held on September 3, 2008, the Trustees discussed the continued engagement of the Investment Adviser and the New Management Agreement.  As the Investment Adviser was the adviser to the Fund prior to the Transaction and since the inception of the Trust, the Board of Trustees gave substantial weight to the Investment Adviser’s prior overall management of the Fund and the fact that the Fund is in the process of liquidating.  In evaluating the New Management Agreement, the Board of Trustees reviewed materials furnished by the Investment Adviser relevant to its decision, such as the

Investment Adviser’s Form ADV and Code of Ethics and information regarding the Investment Adviser’s compliance program, personnel and financial condition.  At the September 3, 2008 meeting, representatives from the Investment Adviser were present to discuss the Investment Adviser’s background, organization, performance history and investment philosophy.  Furthermore, the Trustees acknowledged that they had approved the annual continuance of the Prior Advisory Agreement at their Board of Trustees meeting held on March 6, 2008.  Since the Prior Advisory Agreement and the New Management Agreement are substantially identical, the Trustees also relied on their analysis conducted at the March 6, 2008 meeting in approving the New Management Agreement.

In approving the New Management Agreement, the Trustees considered the following factors and made the following conclusions.  The Board of Trustees did not identify any single factor as controlling.  Moreover, not every factor was given the same weight by each Trustee.

●           Nature, extent and quality of the services to be provided.  The Board of Trustees reviewed the nature, extent and quality of the services provided by the Investment Adviser under the Prior Advisory Agreement and discussed the quality and depth of the Investment Adviser’s organization in general and of the investment professionals that provide services to the Fund.  The Board of Trustees considered the ability of the Investment Adviser to continue to provide an appropriate level of support and resources to the Fund and whether the Adviser had sufficiently qualified personnel, particularly in light of the Fund’s pending liquidation.

●           Investment performance of the Investment Adviser.  The Board of Trustees noted that the Fund’s Subadviser provides the day-to-day management services for the Fund subject to the supervision of the Investment Adviser.  In that regard, the Board of Trustees considered and discussed the performance information for the other funds managed by the Subadviser, the past performance of the Investment Adviser and the Subadviser and the past performance of the Fund and of a hedge fund index which the Investment Adviser believes is a relevant index for comparison of Fund performance.

●           Costs and Profitability. The Board of Trustees discussed the profitability to the Investment Adviser of its advisory relationship with the Fund.  It noted that the Investment Adviser had waived fees and paid or absorbed expenses in the aggregate amount of approximately $1,062,811 for the period from the commencement of the Fund’s operations through the fiscal year ended March 31, 2008.  In light of the Fund’s pending liquidation, it is not anticipated that the Investment Adviser will recoup any of that amount.

The Board of Trustees determined that the proposed advisory fee of 2.00% of the Fund’s monthly net assets was appropriate in light of the Fund’s investment style.  The Board of Trustees noted that the proposed advisory fees of 2.00% of the Fund’s monthly net assets are the same fees that the Fund has paid since the Trust’s inception.  It further noted that the Investment Adviser has agreed to extend the current expense cap agreement for two years past the Effective Date.  The Board of Trustees also reviewed the management fees charged to and expenses of comparable investment companies with a similar investment strategy and for closed-end funds, most of which were also funds-of-funds, and compared such fees and expenses with the fees charged by the Investment Adviser.  It noted that, unlike many of the advisers to the comparable investment companies reviewed, the Investment Adviser would not receive any performance fees in addition to the proposed management fees.  Based on these factors, the Board of Trustees concluded that the proposed advisory fees were reasonable.

●           Economies of scale.  Since the Board of Trustees approved a plan of liquidation for the Fund on January 30, 2008 and the Fund was in the process of liquidating, the Board of Trustees did not consider whether there might be economies of scale in the management of the Fund if the assets of the Fund were to increase significantly.  The Fund is no longer accepting subscriptions for shares, has ceased making new portfolio investments and is seeking to liquidate its current portfolio investments as soon as practicable.  The Fund intends to distribute its net assets to shareholders on a pro rata basis in a series of liquidating distributions.

●           Benefits to the Investment Adviser.  The Board of Trustees also took into account other ancillary benefits that the Investment Adviser may derive from its relationship with the Fund (in addition to the advisory fee), such as an increase in the Investment Adviser’s profile in the investment advisory community and the engagement of the Investment Adviser’s affiliates as service providers to the Fund.  The Board of Trustees, including the Independent Trustees, concluded that these ancillary benefits that the Investment Adviser and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

The Board of Trustees was advised of the provisions of Section 15(f) of the 1940 Act.  Section 15(f) provides that when a sale of a controlling interest in the control person of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale provided that two conditions are satisfied.  The first condition of Section 15(f) is that during any three-year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The second condition of Section 15(f) is that an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest.  The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The Investment Adviser has represented to the Board of Trustees that the agreement relating to the Transaction contained provisions requiring Macquarie to take appropriate steps to satisfy the requirements of Section 15(f).  Under the agreement, Macquarie is required to use reasonable best efforts to take, or to permit its affiliates to take, any action necessary to ensure that the provisions of Section 15(f) are met with respect to the Transaction.  Accordingly, Macquarie agreed, subject to its applicable fiduciary duties, to use best efforts to conduct its business and to cause each of its affiliates to conduct its business so as to assure that, insofar as within its control, (1) for a period of three years after the Closing Date, at least 75% of the Board of Trustees of the Trust will be independent, and (2) for a period of two years after the Closing Date, there will not be imposed on the Trust an “unfair burden” as a result of the Transaction.

Comparison of the New Management Agreement with the Prior Advisory Agreement.  Shareholders are being asked to approve the New Management Agreement.  Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Prior Advisory Agreement (which was approved by the Fund’s initial shareholder prior to the offering of shares of the Fund).  The New Management Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix A.

Services

Subject to the supervision of the Board of Trustees, the New Management Agreement obligates the Investment Adviser to manage the assets of the Fund in a manner consistent with the investment objectives, policies, strategies and restrictions of the Fund; supervise the subadviser retained to provide subadvisory services to the Fund; monitor and evaluate the subadviser’s investment programs and results; and review the Fund’s overall compliance with its investment objectives, policies and restrictions.  The Investment Adviser is also required to prepare Board of Trustees meeting materials and provide such other information, reports or analyses as the Board of Trustees may request from time to time; manage legal, tax and accounting services; and perform clerical, recordkeeping and bookkeeping services for the Fund.  The Prior Advisory Agreement contains identical provisions.

Expenses and Brokerage

Other than brokerage commissions and other customary expenses of the Fund, the Investment Adviser must bear its own expenses incurred in connection with the performance of its services under the New Management Agreement.  The Prior Advisory Agreement contains identical provisions.

Investment Advisory Fees

As payment for its services, the Fund would pay the Investment Adviser a management fee of 2.00% of the Fund’s monthly net assets.  In addition, the Investment Adviser has agreed to maintain the existing expense cap agreement, which limits the Fund’s total operating expenses to 2.50% of monthly net assets.  Under the Prior Advisory Agreement, the Fund paid a management fee of 2.00% of the Fund’s monthly net assets, and the total operating expenses of the Fund, after taking into account fee waivers, remained 2.50% of monthly net assets.  As such, there is no difference between the aggregate rates under the New Management Agreement and the Prior Advisory Agreement.  For the fiscal year ended March 31, 2008, the Fund paid advisory fees totaling approximately $691,962 to the Investment Adviser under the Prior Advisory Agreement before fee waivers.  Net fees paid after waivers totaled approximately $492,651.

Limitations on Liability

The New Management Agreement provides certain limitations on the Investment Adviser’s liability, but also provides that the Investment Adviser shall not be protected against any liability to the Trust, the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on the Investment Adviser’s part in the performance of its duties or obligations.  The Prior Advisory Agreement contains identical provisions.

Duration and Termination

The New Management Agreement will become effective on the Effective Date, assuming approval by shareholders at the Special Meeting.  The New Management Agreement has an initial term of two years, and will continue thereafter for one year terms if such continuation is approved annually: (i) by the vote of a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not parties to the New Management Agreement or “interested persons” of any such party, or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

The New Management Agreement may be terminated at any time, without payment of any penalty by the vote of the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, in each case upon 60 days’ written notice to the other party.  The New Management Agreement will also terminate automatically in the event of its assignment (as defined under the 1940 Act).

The Prior Advisory Agreement has similar term and continuance provisions, although (i) the initial dates of the agreements differ, and (ii) the initial term of the Prior Advisory Agreement has elapsed.

Exclusivity of Services

The Investment Adviser’s services under the New Management Agreement are not deemed to be exclusive, and the Investment Adviser is free to render similar services to others so long as it allocates investment opportunities to the Fund on a fair and equitable basis relative to its other client accounts.  The Prior Advisory Agreement contains the same provision.

Investment Adviser

The Investment Adviser is organized as a Delaware limited liability company and is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.  The Investment Adviser is registered as an investment adviser with the SEC, and has provided investment management services to the Fund since May 1, 2005.  The Investment Adviser has not provided portfolio management services to any entity other than the Fund.

The Investment Adviser is jointly owned by Macquarie Allegiance Capital, LLC (formerly known as Allegiance Investment Management, LLC, prior to the Transaction, and which currently serves as the Fund’s administrator) and Treesdale Partners, LLC (which currently serves as the subadviser to the Fund), each of which owns 50% of the outstanding voting securities of the Investment Adviser.  The address for Macquarie Allegiance Capital, LLC, is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648, and the address for Treesdale Partners, LLC, is 1325 Avenue of the Americas, Suite 2302, New York, New York 10019.

The following table lists the names of each Trustee and officer of the Fund who is also an officer, employee, director, general partner or shareholder of the Investment Adviser, as well as each director or member of the Investment Adviser.

Name	Position with the Investment Adviser	Positions with the Trust
Mark G. Torline	Managing Member	Interested Trustee and Chief Executive Officer

Alexander L. Popof	Managing Member	Chief Financial Officer, Vice President, Secretary and Treasurer

Yung C. Lim	Managing Member	Chief Investment Officer and Vice President

Dennis K. Rhee	Managing Member	Chief Operating Officer and Vice President

Sharon M. Goldberg	Chief Compliance Officer	Chief Compliance Officer and Assistant Secretary

The address for each of the above-named officers is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

Board of Trustees Recommendation.  The Board of Trustees considered the factors discussed in the section entitled “Board of Trustees Consideration of the New Management Agreement,” among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.  Based on its review of the foregoing, the Board of Trustees believes that the terms and conditions of the New Management Agreement are fair to, and in the best interests of, the Fund and its shareholders.  Accordingly, the Board of Trustees unanimously recommends that the shareholders of the Fund vote to approve the New Management Agreement.

In accordance with Rule 15a-4(b)(2) under the 1940 Act, shareholder approval of the New Management Agreement is necessary in order for the Investment Adviser to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement.  In the event that the shareholders of the Fund do not approve the proposed New Management Agreement, then the 1940 Act requires that the Investment Adviser will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

If the shareholders of the Fund do not approve the New Management Agreement, the Board of Trustees will consider possible alternative arrangements, including proposing another investment adviser to manage the Fund.  However, there can be no assurance that another investment adviser could be located for the Fund or would be willing or able to carry out the overall management functions of the Fund, particularly in the view of the Fund’s pending liquidation.

PROPOSAL 2: APPROVE A PROPOSED INVESTMENT SUBADVISORY AGREEMENT
BETWEEN THE INVESTMENT ADVISER AND SUBADVISER.

Background

Treesdale Partners, LLC, a Delaware limited liability company (the “Subadviser”), has provided investment subadvisory services to the Fund since the inception of the Trust pursuant to an investment subadvisory agreement dated February 22, 2005 (the “Prior Subadvisory Agreement”), which was approved by the Fund’s initial shareholder prior to the offering of shares of the Fund.

As previously described, due to the change in control of the Investment Adviser, the Prior Subadvisory Agreement was automatically terminated as a result of the Transaction on the Closing Date.  In order to maintain the existing day-to-day services and portfolio management for the Fund between the Closing Date and the Effective Date, the management of the Trust recommended to the Board of Trustees, at an in-person meeting held on March 6, 2008, that the Subadviser continue to serve as the Fund’s investment subadviser during this interim period pursuant to an interim subadvisory agreement (“Interim Subadvisory Agreement”).   Following discussion, the Board of Trustees, including a majority of the Independent Trustees, approved the Interim Subadvisory Agreement.

The New Subadvisory Agreement

Under the terms of the New Management Agreement, the Investment Adviser may employ other parties to assist it in carrying out its responsibilities, at its own cost and expense.  At an in-person meeting held on September 3, 2008, the Board of Trustees of the Trust, including the Independent Trustees, reviewed and approved the proposed investment subadvisory agreement between the Investment Adviser and the Subadviser (the “New Subadvisory Agreement”) pursuant to which the Subadviser will continue to serve as subadviser and provide portfolio services to the Fund as of the Effective Date, subject to the supervision of the Investment Adviser.  Implementation of the New Subadvisory Agreement is subject, however, to shareholder approval at the Special Meeting.  If approved, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement.

Board of Trustees Consideration of the Subadvisory Agreement.  At the meeting held on September 3, 2008, the Board of Trustees discussed the continued engagement of the Subadviser pursuant to the New Subadvisory Agreement.  As the Subadviser was the subadviser to the Fund prior to the Transaction and since the inception of the Trust, the Board of Trustees gave substantial weight to the Subadviser’s portfolio managers’ prior management of the Fund’s portfolio assets and prior performance of the Fund and the fact that the Fund was in the process of liquidating.  In evaluating the New Subadvisory Agreement, the Board of Trustees reviewed materials furnished by the Subadviser relevant to its decision, such as the Subadviser’s Form ADV and Code of Ethics and information regarding the Subadviser’s compliance program, personnel and financial condition.  At the September 3, 2008 meeting, representatives from the Subadviser were present to discuss the Subadviser’s background, organization, performance history and investment philosophy, and also confirmed that the day-to-day operations of the Subadviser would not change as a result of the Transaction.  Furthermore, the Board of Trustees acknowledged that they had approved the annual continuance of the Prior Subadvisory Agreement at their Board of Trustees meeting held on March 6, 2008.  Since the Prior Advisory Agreement and the New Subadvisory Agreement are substantially identical, the Trustees also relied on their analysis conducted at the March 6, 2008 meeting in approving the New Subadvisory Agreement.

 In approving the New Subadvisory Agreement, the Trustees considered the following factors and made the following conclusions.  The Board of Trustees did not identify any single factor as controlling.  Moreover, not every factor was given the same weight by each Trustee.

●           Nature, extent and quality of the services to be provided.  The Board of Trustees reviewed and considered the Subadviser’s investment style, its key personnel proposed to provide investment management services to the Funds and its financial condition.  The Board of Trustees also considered services to be provided by the Subadviser under the New Subadvisory Agreement, including monitoring adherence to the Fund’s investment restrictions, assisting with the Fund’s compliance with applicable securities laws and regulations and planning for an orderly liquidation of the Fund.  The Board of Trustees concluded that the nature, extent and quality of the services proposed to be provided by the Subadviser to the Fund were appropriate, and determined that the Fund was likely to continue to benefit from the Subadviser’s expertise.

●           Investment performance of the Fund and the Subadviser.  The Board of Trustees noted the past performance of the Fund and compared it to the performance of an appropriate hedge fund index.  In addition, the Board of Trustees reviewed the Subadviser’s market outlook and discussed other factors relevant to the performance of the Fund, including an orderly liquidation of the Fund’s portfolio holdings.  The Board of Trustees considered the Subadviser’s portfolio commentary and familiarity with the Fund, and gave substantial weight to the Subadviser’s prior experience and management of the Fund.

●           Costs and profitability.  The Board of Trustees considered and discussed the profitability of the subadvisory relationship to the Subadviser.  The Board of Trustees noted that the Subadviser is not entitled to any compensation for the services it provides under the New Subadvisory Agreement, except through distributions separately made to it as a member of the Investment Adviser, pursuant to the Investment Adviser’s limited liability company operating agreement.  As such, this particular factor was not as significant to the Board of Trustees’ consideration of the New Subadvisory Agreement.

●           Economies of scale.  The Board of Trustees did not consider potential economies of scale, since this factor was not relevant for purposes of evaluating the New Subadvisory Agreement given the Fund’s current liquidation process.

●           Benefits to the Subadviser.  The Board of Trustees considered information presented regarding the benefits to the Subadviser from serving as subadviser to the Fund.  The Subadviser provided information to the Board of Trustees regarding its policies for the use of soft dollar commissions.  The Board of Trustees concluded that, although the Subadviser would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Fund, the Fund would benefit from the Subadviser’s receipt of those services as well as research products and services acquired through commissions paid by other clients of the Subadviser.  The Board of Trustees also took into account other ancillary benefits that the Investment Adviser may derive from its relationship with the Fund, such as an increase in the Subadviser’s profile in the investment advisory community.  The Board of Trustees, including the Independent Trustees, concluded that these ancillary benefits that the Subadviser and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other investment advisers in similar circumstances.

Terms of the New Subadvisory Agreement with the Subadviser.  Shareholders are being asked to approve the New Subadvisory Agreement.  The following discussion of the New Subadvisory Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix B.

Services

The Subadvisory Agreement obligates the Subadviser to: (i) manage the investment operations and composition of the Fund’s investment portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s registration statement and prospectus, as amended from time to time; (ii) maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Fund; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s registration statement and prospectus, subject to any policies the Board of Trustees may direct from time to time, in conformity with federal securities laws; (iv) assist in the fair valuation of securities; (v) provide compliance reports to the Investment Adviser and the Trust; and (vi) perform other duties in connection with its subadvisory activities.  The Prior Subadvisory Agreement contains identical provisions.

Expenses and Brokerage

Other than brokerage commissions and other expenses of the Fund, the Subadviser must bear its own expenses incurred in connection with the performance of its services under the New Subadvisory Agreement.  The Subadviser is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if the Subadviser determines in its best judgment that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.  As such, the Subadviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund.  The Prior Subadvisory Agreement contains identical provisions.

Investment Subadvisory Fees

The Subadviser is not entitled to any compensation for the services it provides under the New Subadvisory Agreement, except through distributions separately made to the Subadviser, a member of the Investment Adviser, pursuant to the Investment Adviser’s limited liability company operating agreement.  Accordingly, the Subadviser did not receive any compensation under the Prior Subadvisory Agreement for the fiscal year ended March 31, 2008.

Limitations on Liability

The New Subadvisory Agreement provides certain limitations on the Subadviser’s liability, but also provides that the Subadviser shall not be protected against any liability to the Investment Adviser, any member of the Investment Adviser, the Fund or any shareholder of the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on the Subadviser’s part in the performance of its duties or obligations.  The Prior Subadvisory Agreement contains identical provisions.

Duration and Termination

The New Subadvisory Agreement will become effective on the Effective Date, assuming approval by shareholders at the Special Meeting.  The New Subadvisory Agreement has an initial term of two years, and will continue thereafter for one year terms if such continuation is approved annually: (i) by the vote of a majority of the Board of Trustees of the Trust, including a majority of the trustees who are not parties to the New Subadvisory Agreement or “interested persons” of any such party or (ii) by the vote of a majority of the outstanding voting securities of the Fund.

The New Subadvisory Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of the Board of Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, in each case upon 60 days’ written notice; or (ii) by the Subadviser upon 60 days’ written notice to the Investment Adviser and the Fund.  The Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined under the 1940 Act) or upon the termination of the New Management Agreement between the Company and the Investment Adviser.

The Prior Advisory Agreement has similar term and continuance provisions, although (i) the initial dates of the agreements differ, and (ii) the initial term of the Prior Advisory Agreement has elapsed.

Information About the Subadviser.  The Subadviser is organized as a Delaware limited liability company and is located at 1325 Avenue of the Americas, Suite 2302, New York, New York 10019.  The Subadviser is registered as an investment adviser with the SEC, and has provided investment management services since 2002.   As of August 1, 2008, the Subadviser had approximately $1.36 billion in assets under management and provides portfolio management services for pooled investment vehicles.  The Subadviser is jointly owned by Messrs. Yung C. Lim and Dennis K. Rhee.

The following table lists the names of each Trustee and officer of the Fund who is also an officer, employee, director, general partner or shareholder of the Subadviser, as well as each director or member of the Subadviser.

Name	Position with the Subadviser	Position with the Trust
Yung C. Lim	Managing Member	Chief Investment Officer and Vice President

Dennis K. Rhee	Managing Member	Chief Operating Officer and Vice President

Michael J. Naft	Chief Compliance Officer	None

Peter M. Ortiz	Director of Operations	Assistant Vice President

The address of each of the foregoing is 1325 Avenue of the Americas, Suite 2302, New York, New York 10019.

The Subadviser’s Investment Team.   If the New Subadvisory Agreement is approved, then, subject to the oversight and review of the Investment Adviser, Dennis Rhee and Yung Lim will be primarily responsible for the day-to-day management of the Fund.  Mr. Rhee and Mr. Lim previously served in the same capacities prior to the Transaction.

Dennis Rhee. Dennis Rhee is a Managing Member of the Subadviser and a member of the Subadviser’s Investment Executive Committee.  Mr. Rhee co-founded the Subadviser with Mr. Lim in August 2002.  Mr. Rhee is responsible for new manager due diligence, business development, and investor relations, and jointly supervises all aspects of the Subadviser’s activities.

Mr. Rhee has over nineteen years of Wall Street experience in various capacities in management, sales and trading, derivatives structuring, portfolio management, risk management and designing of electronic trading systems.

Mr. Rhee served as senior vice president and head of Mortgage Backed Securities trading at Pedestal, a Reuters and Deutsche Bank sponsored electronic trading startup (February 2000 to August 2001).  Mr. Rhee worked closely with Mr. Lim to create a successful online fixed income operation.  Mr. Rhee managed all aspects of Pedestal's most profitable business units, from sales and trading to negotiating strategic alliances and deals with investment banks, buy-side firms, hedge funds, and mortgage originators.  Day to day business and technical operations of the securities trading unit ultimately reported to Mr. Rhee.

Mr. Rhee was head of product management at Deutsche Bank’s fixed income electronic trading division (November 1997 to February 2000) where he was responsible for new product development, sales and marketing.  Mr. Rhee initiated and established the strategic alliance between Deutsche Bank and Pedestal.  Mr. Rhee was also part of the mortgage-backed securities trading department as a trader.

Mr. Rhee gained his asset management and entrepreneurial experience at Dongsuh Securities (March 1996 to July 1997), Korea’s largest securities firm at the time.  At Dongsuh Securities, Mr. Rhee co-created Asia’s very first hedge fund that invested in relative value fixed income strategies.

Upon receiving an MBA from the University of Chicago in 1992, Mr. Rhee joined Goldman, Sachs & Co. in New York as a fixed income derivatives specialist.  At Goldman (July 1992 to March 1996), Mr. Rhee generated top revenues in his peer group, and was then selected to head up Korea's country coverage and relocated to Goldman's Hong Kong office.

Mr. Rhee has an MBA in Finance from the University of Chicago’s Graduate School of Business and a BA in Government from Cornell University’s School of Arts and Sciences in 1986.

Yung Lim. Yung Lim is a Managing Member of the Subadviser and a member of the Subadviser’s Investment Executive Committee.  Mr. Lim co-founded the Subadviser with Mr. Rhee in August 2002.  Mr. Lim is responsible for portfolio allocation decisions, portfolio risk analysis, manager due diligence, and jointly supervises all aspects of the Subadviser’s activities.

Mr. Lim has over twenty years of experience in the fixed income markets.  His experiences include investment advisory for sophisticated portfolio strategies, advanced risk management, consulting for large fixed income institutional investors, trading analysis of complex mortgage-backed securities (MBS)/asset-backed securities (ABS) products, and developing and implementing new business initiatives.

In March 1997, Mr. Lim founded Pedestal to provide a comprehensive electronic platform serving the mortgage market (March 1997 to August 2001).  Mr. Lim guided the growth of Pedestal first as CEO and later as Chairman, making Pedestal a recognized name in the mortgage market for electronic trading.  Pedestal’s growth accelerated with equity financing from Reuters, Deutsche Bank and Battery Ventures, combined with strategic agreements with Deutsche Bank, Wells Fargo and Reuters.

Mr. Lim was a senior consultant for Andrew Davidson & Co. (July 1992 to February 1997), a premier consulting and investment advisory firm specializing in fixed income markets and performing advisory work for major financial institutions.  In addition to investment strategy and risk management work, his consulting services also addressed general corporate strategy issues.  He also developed and marketed advanced analytical tools for mortgages.

Mr. Lim spent six years at Merrill Lynch (April 1987 to June 1992), working in various roles focused on the mortgage and asset-backed markets.  He was the vice president in charge of risk management for Merrill’s mortgage desk, consistently one of the top three MBS/ABS dealers, managing the risk of $5 billion in trading inventory.  Prior to this role, he served a key senior portfolio strategist in the mortgage department, responsible for providing investment advice to major institutional clients.  He evaluated clients’ portfolios and balance sheets using advanced analytical tools and worked with traders and customers in generating appropriate trading strategies.  During his initial years at Merrill, Mr. Lim served as a senior research analyst working on deal structuring and pricing as well as marketing of mortgage derivatives.  He also authored numerous research publications including a comprehensive monthly publication on the mortgage and asset-backed markets.

Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled “Collateral Mortgage Obligations.”  Mr. Lim has also published various articles in major fixed-income publications, including “Bond and Mortgage Markets.”  Mr. Lim has an MBA from the University of Chicago and BS in Electrical Engineering from the California Institute of Technology.

Board of Trustees Recommendation.  Based on its review of the foregoing, the Board of Trustees believes that the terms and conditions of the New Subadvisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  Accordingly, the Board of Trustees unanimously recommends that the shareholders of the Fund vote to approve the New Subadvisory Agreement.

If the shareholders of the Fund do not approve the New Subadvisory Agreement, then the Board of Trustees will consider possible alternative arrangements, including proposing another subadviser to manage the Fund. However, there can be no assurance that another subadviser could be located for the Fund or would be willing or able to carry out the day-to-day investment subadvisory functions of the Fund, particularly in the view of the Fund’s pending liquidation.

OTHER MATTERS

The Board of Trustees knows of no other matters that may come before the Special Meeting, other than the proposals as set forth above.  If any matter properly comes before the Special Meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Required Vote.  Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present at the Special Meeting or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares. Any shares not voted affirmatively, whether by abstention, broker non-vote (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) or otherwise, will not be counted as affirmative votes cast for Proposals 1 or 2 and therefore will have the effect of a vote against that Proposal.

Shares Outstanding.  As of the close of business on August 29, 2008, the Record Date, 112,348 shares of the Fund were outstanding and entitled to vote at the Special Meeting.

Share Ownership of Certain Beneficial Owners.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

The following table sets forth certain information with respect to the beneficial ownership of the shares of the Fund as of August 29, 2008 as to: (i) each person who beneficially owns more than 5% of the outstanding shares of the Fund; (ii) all of the officers and Trustees of the Trust, and (iii) all of the officers and Trustees of the Trust, as a group.

Name and Address	Number of Shares	Percentage of Fund
First National Bank of the Rockies 2452 Highways 6 & 50 Grand Junction, CO 81501	55,181	49.12%

SVB Banko di Seguro Sosial Pater Euwensweg 9 Willemstad, Curacao Netherlands Antilles	18,334	16.32%

Robert Martin 1988 Trust c/o Morgan Stanley 240 South Pineapple, 5th Floor Sarasota, FL 34236	11,670	10.39%

Edward J. Robson Family Trust	6,739	6.00%
c/o Morgan Stanley 14850 North Scottsdale Road Scottsdale, AZ 85254

Ann L. Lokey TTEE 1998 Revocable Trust	6,290	5.60%
c/o Greenrock Research, Inc. 223 West Jackson, Suite 850 Chicago, IL 60605

Mason D. Haupt* Independent Trustee	0	0%

Laurie M. O’Loughlin* Independent Trustee	0	0%

J. Stephan Rapp*	0	0%
Independent Trustee

Mark G. Torline*	13	**
Interested Trustee, Chief Executive Officer

Dennis Rhee*	107	**
Chief Operating Officer and Vice President

Yung Lim*	107	**
Chief Investment Officer and Vice President

Alexander L. Popof*	1	**
Chief Financial Officer, Vice President, Secretary and Treasurer

Sharon M. Goldberg*	1	**
Chief Compliance Officer and Assistant Secretary

Peter M. Ortiz*	0	0%
Assistant Vice President

Officers and Trustees of the Trust, as a group	229	**

* The mailing address for each of the officers and Trustees of the Trust is 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

** Indicates less than 1% of the Fund’s outstanding shares.

Proxies.  Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage-prepaid envelope.  Your shares for the Fund will be voted as you instruct.  If no choice is indicated, your shares will be voted “FOR” each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Quorum.  In order to transact business at the Special Meeting, a quorum of shareholders must be present.  Under the Trust’s Agreement and Declaration of Trust, a quorum is constituted by the presence, in person or by proxy, of a majority of the issued and outstanding shares of the Fund entitled to vote at the Special Meeting.  All proxies voted, including abstentions and broker non-votes, will be counted toward establishing a quorum.

Adjournments.  If a quorum of the Fund’s shareholders is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Fund to permit further solicitation of proxies.  Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The Special Meeting may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, or by the Chairman of the Board of Trustees, the Chief Executive Officer of the Trust, in the absence of the Chairman of the Board of Trustees, or the President, any Vice President or other authorized officer of the Trust, in the absence of the Chief Executive Officer, and the Special Meeting may be held as adjourned without further notice.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on Proposals 1 and 2.  The persons named in the proxy will vote against adjournment of those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against Proposals 1 and 2.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust by mail.  The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of the Trust, the Investment Adviser or the Subadviser, none of whom will be paid for these services.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Fund or the Investment Adviser may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Investment Adviser shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The expenses related to the proxy solicitation shall be borne by Macquarie Allegiance Capital, LLC.  These expenses shall include legal costs and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees to be paid for printing and mailing efforts.

Brokerage and Research Services.  The Fund did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Only one proxy statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address, unless the Trust has received contrary instructions from one or more of the shareholders.  The Trust will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders can notify the Trust that they wish to receive a separate copy of this proxy statement, or wish to receive a separate proxy statement in the future, by calling (414) 765-6149 or by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiple copies of proxy statements by calling or writing to the Trust as indicated above.

SERVICE PROVIDERS

A T Funds, LLC, 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 currently serves as investment adviser to the Fund, pursuant to the Interim Advisory Agreement, and prior to the Closing Date served in this capacity pursuant to the Prior Advisory Agreement.  Treesdale Partners, LLC, 1325 Sixth Avenue, Suite 2302, New York, New York 10019, currently serves as investment subadviser to the Fund pursuant to the Interim Subadvisory Agreement, and prior to the Closing Date served in this capacity pursuant to the Prior Subadvisory Agreement.   Macquarie Allegiance Capital, LLC (formerly known as Allegiance Investment Management, LLC, prior to the Transaction), 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648, serves as the Fund’s administrator.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 provides sub-administration, portfolio accounting, and transfer agency services to the Fund.  U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53202 serves as the Fund’s custodian, and is an affiliate of U.S. Bancorp Fund Services, LLC.  Ernst & Young LLP currently serves as the Fund’s independent registered public accounting firm.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Special Meeting is a special meeting of shareholders. The Trust is organized as a statutory trust under the laws of the State of Delaware and, thus, is not required to, nor does it intend to, hold regular annual meetings of its shareholders. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required under the 1940 Act or as required or permitted by the Agreement and Declaration of Trust and Amended and Restated Bylaws of the Trust.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.  If such a shareholder meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

By Order of the Board of Trustees,

/s/ Alexander L. Popof

Alexander L. Popof
Secretary

Huntington Beach, California
September 26 , 2008

Appendix A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

FOR

A T FUND OF FUNDS

This INVESTMENT MANAGEMENT AGREEMENT is made as of this __th day of October, 2008 (this “Agreement”), between A T Funds, LLC, a Delaware limited liability company (the “Adviser”), and A T Fund of Funds (the “Fund”), a series of A T Funds Investment Trust, a Delaware statutory trust (the “Company”).

WHEREAS, the Company is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a series of the Company;

WHEREAS, the Fund wishes to retain the Adviser to furnish investment advisory and other services;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.           Appointment.  The Fund hereby appoints the Adviser to provide investment advisory, administrative, distribution and investor services with respect to the Fund, and the Adviser accepts such appointment and agrees to furnish the services set forth herein, in accordance with the provisions hereof and subject to the supervision of the Board of Trustees of the Company (the “Board of Trustees” and any of them, a “Trustee”) and any policies established by the Board of Trustees or any committee thereof.

2.           Investment Advisory Services.

(a)           Responsibilities.  Subject to the supervision of the Board of Trustees, the Adviser shall act as investment adviser of the Fund and shall continuously manage the assets of the Fund in a manner consistent with (i) the investment objectives, policies, strategies and restrictions of the Fund, as set forth in the Company’s registration statement for the Fund filed with the Securities and Exchange Commission (the “SEC”) under the 1940 Act, as that registration statement is amended from time to time (the “Registration Statement”), and in the Company’s prospectus for the Fund as in use from time to time (the “Prospectus”), and as may be adopted from time to time by the Board of Trustees, and (ii) all applicable laws and regulations.  Without limiting the generality of the foregoing, the Adviser shall:

(i)           Subadvisers.  Supervise and evaluate any subadviser retained to provide investment subadvisory services for the Fund.

(ii)           Portfolio Funds.  Monitor due diligence procedures and supervision by the Fund’s investment subadviser of the investment funds in which the Fund invests (the “Portfolio Funds” and each, a “Portfolio Fund”) and any investment managers that manage such Portfolio Funds.

(iii)           Information.  Furnish the Fund with such reports, information, data, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

(b)           Authority.  To carry out its obligations hereunder, the Adviser shall be authorized to take such actions it deems necessary or useful in performing such obligations, including:

(i)           Determine Investments.  Determine from time to time what investments, securities or instruments of any kind will be purchased, retained or sold, what contracts will be entered into by the Fund, and what portion of the Fund’s assets will be invested or held uninvested as cash or cash equivalents.

(ii)           Exercise Rights.  Exercise all rights, privileges and other incidents of ownership or possession with respect to the interest of the Fund in securities and other property, assets and funds held or owned by the Fund, including without limitation the right to exercise voting rights of securities, and to possess, lend, and transfer such securities, property, assets and funds of the Fund.

(iii)           Broker-Dealers.  Open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines to be appropriate; select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and which are consistent with the policies of the Fund; and subject to any policies adopted by the Board of Trustees and provisions of applicable law and regulations, agree to such commissions, fees and other charges on behalf of the Fund as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including,  without limitation, the quality of research and other products or services made available to it even if such products or services are not for the exclusive benefit of the Fund and the cost of such products or services does not represent the lowest cost available).  The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law.  The Adviser may retain on behalf of the Fund, subject to such procedures as may be adopted by the Board of Trustees, affiliates of the Adviser as brokers to effect securities transactions for the Fund, and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

3.           Administrative Services.  Subject to the supervision of the Board of Trustees, the Adviser shall retain and supervise such third parties as the Adviser deems appropriate to perform agreed upon services necessary in connection with the day-to-day administration of the Fund, including:

(a)           Records.  Record keeping and clerical services.

(b)           Compliance.  Developing and monitoring compliance procedures for the Fund concerning, among other matters, adherence of the Fund to its investment objectives, policies, restrictions, tax matters and applicable laws and regulations, including monitoring federal, state and other applicable regulatory filings and notices made by other agents of the Fund.

(c)           Legal, Tax and Accounting.  Management of legal, tax and accounting services.

(d)           Investor Services.  Providing or arranging administrative services to the shareholders of the Fund.

4.           Sales and Distribution Services.  Subject to the supervision of the Board of Trustees, the Adviser shall retain on behalf of the Fund and supervise such third parties as the Adviser deems appropriate to perform the following sales and distribution services for the Fund:

(a)           Marketing.  Preparation of all brochures, sales literature and other sales and marketing related materials with respect to the Fund (the “Investment Program Materials”); provided, however, that (i) the Adviser and the Fund shall be provided with a reasonable opportunity to review and comment upon draft copies of all Investment Program Materials, to ensure the accuracy of statements contained therein, before distributing such Investment Program Materials to any third party, and (ii) such Investment Program Materials shall not be disseminated to the public without prior approval by the Adviser.

(b)           Sales.  Soliciting orders for the sale of shares of the Fund (“Shares”); provided, however, that:

(i)           Shares shall be offered and sold only to those persons reasonably believed to be “accredited investors” (within the meaning of Regulation D under the Securities Act of 1933, as amended);

(ii)           No Shares shall be offered, and no orders for the purchase or sale of such Shares hereunder shall be accepted by the Fund, if and so long as the effectiveness of the Registration Statement then in effect (or any necessary amendments thereto) shall be suspended or if and so long as a current Prospectus is not on file with the SEC;

(iii)           No Shares shall be offered, and no orders for the purchase or sale of such Shares hereunder shall be accepted by the Fund, if and so long as the Fund or the Adviser determine that effecting sales of Shares is not in the best interest of the Fund due to unusual market, economic or political conditions, or other abnormal circumstances of any kind;

(iv)           The Fund, or any agent of the Fund designated in writing by the Board of Trustees, shall be promptly advised of all orders received for the purchase or repurchase of Shares; provided, however, that the Fund or the Adviser may reject any purchase order if it reasonably believes that the potential investor is not an “accredited investor,” or otherwise in its discretion.

(c)           Distribution.  Acting as agent for the distribution of Shares covered by, and in accordance with, the Registration Statement and Prospectus and in compliance with all applicable laws, rules and regulations, including the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”).

5.           Duty of Care.

(a)           Compliance.  The Adviser shall provide the services under this Agreement in accordance with the Registration Statement, the Prospectus and the Declaration of Trust of the Company, as may be amended from time to time (the “Declaration of Trust”).  The Adviser further agrees that it shall conform with the 1940 Act, the Advisers Act, the rules and regulations thereunder, and all other applicable laws, rules and regulations, and consult with legal counsel to and the independent public accountant for the Company, as necessary and appropriate, on whose advice the Adviser shall be entitled to rely.

(b)           Representations.  The Adviser represents and warrants that it (i) is duly registered with the proper regulatory organizations, including the SEC and FINRA, (ii) has procedures in place to comply with all requirements of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and all other applicable laws, rules and regulations, and (iii) is reasonably able to comply with the restrictions applicable to the offering of Shares required under Regulation D promulgated under the Securities Act of 1933, as amended (“Regulation D”), and all other applicable laws and regulations.

(c)           Best Judgment.  The Adviser shall use its best judgment and efforts in providing the advice and services to the Fund as contemplated by this Agreement.

(d)           Affiliate Transactions.  Unless permitted by an exemptive order or other exemptive relief from the SEC or its staff, neither the Adviser nor its affiliates will purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act and written policies and procedures adopted by the Board of Trustees (including by a majority of the Trustees who are not “interested persons” of the Company) engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing members or trustees in circumstances where the Adviser determines that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

6.           Sub-Agents.

(a)           Sub-Agents.  The Adviser may, from time to time, employ or associate itself with such person or persons as the Adviser may believe to be particularly suited to assist it in performing services under this Agreement, including without limitation, subadvisers, subadministrators, distributors, transfer agents and broker-dealers (each, a “Sub-Agent”).  Such Sub-Agents may include affiliates of the Adviser and/or the Company and officers and employees who are employed by the Adviser and/or the Company.

(b)           Representations.  The Adviser shall obtain appropriate representations and warranties from each Sub-Agent to the effect that such person or entity (i) is duly registered with the proper regulatory organizations, including, if required, the SEC and FINRA, (ii) has procedures in place reasonably designed to comply with all applicable requirements of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and all other applicable laws, rules and regulations, and (iii) is reasonably able to comply with the restrictions applicable to the offering of Shares required under Regulation D and other applicable laws and regulations.

(c)           Full Responsibility.  Nothing set forth in any agreement with a Sub-Agents shall relieve the Adviser of any of its responsibilities or obligations under this Agreement.

7.           Fund Information.

(a)           Information.  The Fund shall provide the Adviser with copies of the Registration Statement and Prospectus (and any amendments thereto) promptly after they have been filed with the SEC.  The Fund shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

(b)           Notification.  The Fund shall notify the Adviser as soon as possible of any matter materially affecting the performance by the Adviser of its services under this Agreement.  The Fund shall notify the Adviser immediately in writing: (i) of any request by the SEC for amendments to the Registration Statement or Prospectus then in effect or for additional information; (ii) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or Prospectus then in effect or the initiation of any proceeding for that purpose; (iii) of the occurrence of any event which makes untrue any statement of a material fact made in the Registration Statement or Prospectus then in effect or which requires the making of a change in such Registration Statement or Prospectus in order to make the statements therein not materially misleading; and (iv) of all material actions of the SEC with respect to any material amendments to the Registration Statement or Prospectus which may from time to time be filed with the SEC.

8.           Custody.  Neither the Adviser, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments.  All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank.  The Fund shall instruct its custodian bank to (i) carry out all investment instructions as may be directed by the Adviser or any subadviser retained by the Adviser with respect thereto (which may be orally given if confirmed in writing), and (ii) provide the Adviser or any subadviser retained by the Adviser with all operational information necessary for it to trade on behalf of the Fund.  Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee.

9.           Expenses.

(a)           Adviser Expenses and Reimbursement.  During the term of this Agreement, the Adviser shall pay all expenses incurred by it, its staff and their activities, in connection with its provision of the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to provide the services to be provided hereunder; provided, however, that the Fund shall reimburse the Adviser and any Sub-Agents for (i) all external and third party expenses, fees and disbursements incurred by them in providing the administrative services described in Section 3, (ii) any Administrative Expenses (as defined below) incurred by them, and (iii) any fees of the subadministrator of the Fund, as set forth in the Prospectus (the “Subadministrator”) paid by them.

(b)           Fund Expenses.  The Fund shall assume and pay, or cause to be paid, all expenses of the Fund not expressly assumed by the Adviser under this Agreement, including, without limitation, all fees and expenses related to:  the formation and organization of the Fund and any special purpose vehicles; initial and on-going registration requirements of the Fund; day-to-day operations, administration, record keeping and compliance of the Fund; third-party research; portfolio transactions and positions for the Fund, such as transfer taxes and premiums, taxes withheld on foreign dividends, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; non-investment related interest expense; repurchases of Shares; any attorneys and accountants engaged on behalf of the Company and the Fund; audit and tax preparation; custody and escrow; errors and omissions/directors and officers liability insurance and a fidelity bond; equipment or services used in communicating information regarding the transactions among the Adviser and any custodian or other agent engaged by the Fund; fees and travel-related expenses of the independent Trustees of the Company (collectively, the “Administrative Expenses”); the Management Fee (as defined below) payable to the Adviser; reimbursements to the Adviser, administrator, custodian and other administrative service providers for expenses not assumed by them; and the fees of the Subadministrator.

10.           Compensation.

(a)           Management Fee.  As compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Fund shall pay the Adviser the fees specified on Schedule A to this Agreement (the “Management Fee”).  The Management Fee shall accrue and be computed monthly based on the net assets (i.e., the total value of all assets, less an amount equal to all accrued debts, liabilities and obligations) of the Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within ten (10) business days after the end of each calendar quarter.  The Management Fee may be amended in writing from time to time by the Adviser and the Fund.

(b)           Expense Limitation.  The Adviser hereby agrees to reduce the Management Fee and absorb Fund expenses to maintain total ordinary operating expenses (i.e., total operating expenses excluding placement fees, sales loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) for the Fund at or below the annualized rate of the Fund’s average monthly net assets set forth on Schedule B (the “Expense Limitation”).  In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three (3) years from the end of the fiscal year in which they were incurred and, subject to approval of the Board of Trustees, the Fund will reimburse the Adviser such amounts.  Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation.

(c)           Further Subsidies.  In addition to the Expense Limitation, the Adviser may, but is not required to, reduce all or a portion of its fees and/or reimburse the Fund for other expenses in order to decrease the operating expenses of the Fund.  No such reduction, reimbursement, or payment (collectively, “Subsidies”) shall constitute an agreement to continue the Subsidy in the future.  Any such Subsidy will be agreed to prior to accrual of the related expenses or fees and will be estimated monthly and reconciled and paid on a quarterly basis.  The Adviser may also agree contractually to limit the Fund’s operating expenses.  The Adviser may seek reimbursement of any Subsidies made by the Adviser either voluntarily or pursuant to contract.  The reimbursement of any Subsidy must be approved by the Board of Trustees and must be sought no later than the end of the third (3rd) fiscal year following the year to which the Subsidy relates.  The Adviser may not request or receive reimbursement for any Subsidies before payment of the Fund’s operating expenses for the current year and cannot cause the Fund to exceed any more restrictive expense limitation to which the Adviser has agreed in making such reimbursement.

(d)           Waiver of Payment.  The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund.  Any such agreement shall be applicable only with respect to the specific items covered thereby, and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

11.           Liability and Indemnity of the Adviser.

(a)           Limitation of Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties hereunder on the part of the Adviser or any member, director, officer, employee or agent of the Adviser, the Adviser shall not be subject to liability to the Fund or any shareholder of the Fund for entering into this Agreement and/or for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security.

(b)           Indemnification.  To the fullest extent permitted by applicable law, the Fund shall indemnify and hold harmless the Adviser and its members, directors, officers, managers, employees and agents (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

12.           Other Investment Activities of Adviser.  The Fund acknowledges that the Adviser may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (“Affiliated Accounts”).  Subject to the other provisions hereof, the Fund agrees that the Adviser may give advice or exercise investment responsibility and take other actions with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of actions taken with respect to the Fund; provided, however, that the Adviser acts in good faith; and provided, further that it is the Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund’s portfolio managed by the Adviser over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the respective investment objectives and policies of the Fund and such Affiliated Accounts and any specific investment restrictions applicable thereto.  The Fund acknowledges and agrees that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise.  The Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment either for the Fund or otherwise.

13.           Term, Termination and Assignment.

(a)           Term.  This Agreement shall become effective on the date hereof.  Unless terminated as herein provided, this Agreement shall remain in full force and effective for a period of two (2) years from the date of this Agreement, and shall continue in full force and effect for successive periods of one (1) year thereafter so long as such continuance is approved at least annually by (i) either the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Board of Trustees who are not parties to this Agreement or “interested persons” of any such party, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

(b)           Termination.  This Agreement may be terminated at any time, without payment of any penalty, by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser, or (ii) the Adviser on sixty (60) days’ written notice to the Fund.

(c)           Termination by Assignment.  This Agreement shall automatically and immediately terminate in the event of any “assignment” hereof, as defined in the 1940 Act, unless such event is deemed not to be an assignment under Rule 2a-6 under the 1940 Act.

(d)           Termination upon Suspension.  The Adviser shall immediately notify the Fund upon the event of its expulsion or suspension by FINRA.  This Agreement shall automatically and immediately terminate in the event of the Adviser’s expulsion or suspension by FINRA.

(e)           Assignment.  This Agreement may not be “assigned,” as defined in the 1940 Act, by the Adviser without the prior consent of the holders of a majority of the outstanding voting securities of the Fund.

14.           Definitions.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

15.           Notice of Limited Liability of Fund.  The Adviser agrees that the Fund’s liabilities under this Agreement shall be limited to the Fund’s assets, and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund or from any Trustee, officer, employee or agent of the Company or the Fund.

16.           Nonpublic Personal Information.  Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, officers, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund and its prior, present or potential shareholders, and (ii) any “nonpublic personal information,” as such term is defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “Privacy Act”), and (b) not to use such records and information for any purpose other than the performance of the Adviser’s responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Fund, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Fund.  Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

17.           General Provisions.

(a)           Notices.  Any notice to be given or to be served upon any party hereto in connection with this Agreement must be in writing (which may include a facsimile) and will be deemed to have been given and received when delivered to the address set forth on the signature page hereto, or such other address as a party hereto may designate by giving five (5) days’ prior written notice to the other party, as applicable.

(b)           Independent Contractor.  The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund or the Company in any way, or in any way be deemed an agent for the Fund or the Company.

(c)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and superseded all prior written and oral agreements or statements by and between the parties.

(d)           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and, if required by applicable law, no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund.

(e)           Severability.  If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

(f)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided, however, that nothing herein shall be construed to preempt, or to be inconsistent with, any applicable federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

(g)           Inurement.  Subject to the provisions of this Agreement relating to assignment, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(h)           Pronouns.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the context in which they are used may require.

(i)           Headings.  All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

(j)           Counterparts.  This Agreement may be executed, manually or by facsimile, in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

A T FUND OF FUNDS, A SERIES OF A T FUNDS INVESTMENT TRUST		ADDRESS:
By:		300 Pacific Coast Highway, Suite 305 Huntington Beach, CA 92648
Name:	Mark Torline
Title:	Chief Executive Officer

A T FUNDS, LLC		ADDRESS:

By:		300 Pacific Coast Highway, Suite 305 Huntington Beach, CA 92648
Name:	Dennis Rhee
Title:	Management Committee Member

By:
Name:	Alexander Popof
Title:	Management Committee Member

By:
Name:	Yung Lim
Title:	Management Committee Member

SCHEDULE A
MANAGEMENT FEE

2% per annum.

SCHEDULE B
EXPENSE LIMITATION

2.5% per annum.

Appendix B

FORM OF INVESTMENT SUBADVISORY AGREEMENT

FOR

A T FUND OF FUNDS

This INVESTMENT SUBADVISORY AGREEMENT is made as of this __th day of October, 2008 (this “Agreement”), between Treesdale Partners, LLC, a Delaware limited liability company (the “Subadviser”), and A T Funds, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as the investment adviser to A T Fund of Funds (the “Fund”), a series of A T Funds Investment Trust, a Delaware statutory trust (the “Company”) and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and provides investment advisory and other services to the Fund pursuant to an investment management agreement dated as of the date hereof between the Adviser and the Fund (the “Management Agreement”);

WHEREAS, the Adviser wishes to retain the Subadviser to furnish investment subadvisory services to the Fund, and is authorized to do so pursuant to the terms of the Management Agreement;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.           Appointment.  The Adviser hereby appoints the Subadviser to provide investment subadvisory services with respect to the Fund, and the Subadviser accepts such appointment and agrees to furnish the services set forth herein, in accordance with the provisions hereof and subject to the supervision of the Adviser and the ultimate supervision of the Board of Trustees of the Company (the “Board of Trustees” and any of them a “Trustee”) and any policies established by the Board of Trustees or any committee thereof.

2.           Investment Subadvisory Services.  Subject to the supervision of the Adviser and the oversight of the Board of Trustees, the Subadviser shall act as the investment subadviser of the Fund and shall continuously manage the assets of the Fund in a manner consistent with (i) the investment objectives, policies, strategies and restrictions of the Fund, as set forth in the Company’s registration statement for the Fund filed with the Securities and Exchange Commission (the “SEC”) under the 1940 Act, as that registration statement is amended from time to time (the “Registration Statement”), and in the Company’s prospectus for the Fund as in use from time to time (the “Prospectus”), and as may be adopted from time to time by the Board of Trustees, and (ii) applicable laws and regulations.  Without limiting the generality of the foregoing, the Adviser shall, and shall have all necessary authority to:

(a)           Determine Investments.  Determine from time to time what investments, securities or instruments of any kind will be purchased, retained or sold, what contracts will be entered into by the Fund, and what portion of the Fund’s assets will be invested or held uninvested as cash or cash equivalents.

(b)           Monitor Investments.  The Subadviser shall make and continuously monitor the investments of the Fund to ensure such investments conform with the investment objectives, policies, strategies and restrictions as set forth in the Registration Statement and Prospectus from time to time and as may be adopted by the Board of Trustees from time to time and applicable laws and regulations.

(c)           Exercise Rights.  Exercise all rights, privileges and other incidents of ownership or possession with respect to the interest of the Fund in securities and other property, assets and funds held or owned by the Fund, including without limitation the right to exercise voting rights of securities, and possess, lend, and transfer such securities, property, assets and funds of the Fund.  The Subadviser shall vote proxies with respect to the securities and investments purchased with the assets of the Fund in a manner consistent with (i) the investment objectives, policies, strategies and restrictions as set forth in the Registration Statement and Prospectus from time to time and as may be adopted by the Board of Trustees from time to time, and (ii) all applicable laws and regulations.

(d)           Broker-Dealers.  Open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines to be appropriate; select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Subadviser considers appropriate and which are consistent with the policies of the Fund; and subject to any policies adopted by the Board of Trustees and provisions of applicable law and regulations, agree to such commissions, fees and other charges on behalf of the Fund as the Subadviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including, without limitation, the quality of research and other products or services made available to it even if such products or services are not for the exclusive benefit of the Fund and the cost of such products or services does not represent the lowest cost available).  The Subadviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law.  The Subadviser may retain on behalf of the Fund, subject to such procedures as may be adopted by the Board of Trustees, affiliates of the Subadviser as brokers to effect securities transactions for the Fund, and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

(e)           Investment Analysis.  Measure and analyze investment performance, and make available to the Adviser and the Fund performance data, statistical data and research data.

(f)           Records.  Maintain detailed records of the assets managed by the Subadviser as well as all investments, receipts, disbursements and other transactions made with such assets, and make available to the Adviser and the Fund promptly upon request all its investment records and ledgers relating to the Fund to assist the Adviser and the Fund in their compliance responsibilities with respect to the Fund’s securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as any other applicable laws.  Such records shall be open to inspection and audit during Subadviser’s normal business hours upon reasonable notice by any person designated by the Adviser or the Fund.  The Subadviser agrees to provide copies of all such records to the Adviser upon the Adviser’s request.

(g)           Reports.  Furnish the Adviser and any other party designated by the Adviser: (i) monthly statements of the activities with regard to the assets for the month showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security traded or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined under pricing procedures adopted by the Fund and provided to the Subadviser, and for any other security or asset in a manner determined in good faith by the Subadviser to reflect its then fair market value, provided that the Subadviser may reasonably rely on information received from Portfolio Managers (defined below) in determining its valuations, (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place, and (iii) a monthly review of the assets under management.  The Subadviser shall furnish the Adviser and the Fund such periodic and other  reports with respect to the Fund as the Adviser and the Board of Trustees may reasonably request in writing.

3.           Portfolio Funds.

(a)           Allocation and Reallocation.  The Subadviser may allocate the Fund’s assets to investment funds (“Portfolio Funds”) that are managed by other investment managers (the “Portfolio Managers”).  The Subadviser shall monitor the performance of such Portfolio Funds.  The Subadviser shall perform thorough due diligence on Portfolio Funds and Portfolio Managers prior to any allocation, and shall thereafter regularly evaluate Portfolio Funds and Portfolio Managers, to determine whether their investment programs and related funds are consistent with the Fund’s investment objectives and policies and whether their investment performance and other criteria are otherwise satisfactory.  The Subadviser shall also periodically reassess allocations to Portfolio Funds in light of changes in the Fund’s investment strategy and significant changes in the Portfolio Managers’ businesses or personnel.  All allocations and reallocations shall be made on the basis of the Subadviser’s analysis of whether an allocation to a Portfolio Fund is or continues to be appropriate for the Fund.

(b)           Direct Allocation Portfolio Managers.  The Subadviser may allocate Fund assets directly to Portfolio Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Fund might be the sole investor, but only to the extent permitted by applicable law (including, if required, pursuant to exemptive relief obtained by the Fund), and subject to the approval of a majority of the independent Trustees and, if required by applicable law, the requisite approval of the Fund’s shareholders.

(c)           Compliance.  The Subadviser shall use commercially reasonable efforts to ensure that each Portfolio Manager complies with all applicable laws, rules and regulations to which the Portfolio Manager is subject.  If the Subadviser becomes aware of any regulatory examination of a Portfolio Manager, the Subadviser shall use commercially reasonable efforts to obtain copies of any regulatory examination report(s) of the Portfolio Manager, as well as information regarding any procedures implemented by the Portfolio Manager to follow-up on any finding contained in any regulatory examination report(s).  The Subadviser shall provide the Adviser with copies of any of such documents it receives.

4.           Duty of Care.

(a)           Compliance.  The Subadviser shall provide the services under this Agreement in accordance with the Registration Statement, the Prospectus and the Declaration of Trust of the Company, as may be amended from time to time (the “Declaration of Trust”).  The Subadviser further agrees that it shall conform with the 1940 Act, the Advisers Act, the rules and regulations thereunder, and all other applicable laws, rules and regulations.

(b)           Representations.  The Subadviser represents and warrants that it (i) is duly registered with the proper regulatory organizations, including the SEC, and (ii) has procedures in place to comply with all requirements of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and other applicable laws, rules and regulations.

(c)           Best Judgment and Efforts.  The Subadviser shall use its best judgment and efforts in rendering the advice and services as contemplated by this Agreement.

(d)           Conflicts of Interest.  The Subadviser shall, to the extent possible, monitor any overlap in holdings by the Portfolio Funds to minimize the possibility of conflicts of interest in connection with action upon voting rights with respect to voting securities held by the Fund.  To the extent such conflicts arise, the Subadviser shall act in the best interests of the Fund and its shareholders, as determined by the Subadviser in its discretion.

(e)           Tax Objectives.  In allocating the Fund’s assets among Portfolio Funds, the Subadviser shall consider the investment and tax objectives of the Fund as a whole, and not the investment, tax or other objectives of any shareholder individually.

(f)           Broker-Dealers.  Although Portfolio Managers shall have the authority and responsibility for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Funds they manage, the Subadviser shall generally consider the broker selection process employed by a Portfolio Manager in determining whether to allocate the Fund’s assets to its Portfolio Fund.  The Subadviser shall generally expect, but cannot guarantee,  that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities, although, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on an alternate basis and may receive benefits other than research or that benefit the

Portfolio Manager rather than its Portfolio Fund.  The Subadviser shall generally expect, but cannot guarantee, that a Portfolio Manager will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.  Consistent with seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser and/or the Subadviser) that may provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund or which may be used by the Portfolio Manager other than in connection with a Portfolio Fund in which the Fund invests.  The parties acknowledge and agree that a Portfolio Manager shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law, and that in accordance with provisions of the 1940 Act and written policies and procedures adopted by the Board of Trustees (including by a majority of the Trustees who are not “interested persons” of the Company), an affiliate of the Adviser and/or the Subadviser may also effect brokerage transactions for a Portfolio Fund.

(g)           Affiliate Transactions.  Unless permitted by an exemptive order or other exemptive relief from the SEC or its staff, neither the Subadviser nor its affiliates will purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act and written policies and procedures adopted by the Board of Trustees (including by a majority of the Trustees who are not “interested persons” of the Company) engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing members or trustees in circumstances where the Subadviser determines that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

5.           Fund Information.

(a)           Information.  The Adviser shall provide the Subadviser with copies of the Registration Statement and Prospectus (and any amendments thereto) promptly upon receiving copies thereof from the Fund.  The Adviser shall, from time to time, obtain from the Fund and furnish or otherwise make available to the Subadviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Subadviser may reasonably require in order to discharge its duties and obligations hereunder.

(b)           Notification.  The Adviser shall notify the Subadviser as soon as possible of any matter materially affecting the performance by the Subadviser of its services under this Agreement.  The Adviser shall notify the Subadviser immediately in writing upon becoming aware: (i) of any request by the SEC for amendments to the Registration Statement or Prospectus then in effect or for additional information; (ii) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or Prospectus then in effect or the initiation of any proceeding for that purpose; (iii) of the occurrence of any event which makes untrue any statement of a material fact made in the Registration Statement or Prospectus then in effect or which requires the making of a change in such Registration Statement or Prospectus in order to make the statements therein not materially misleading; and (iv) of all material actions of the SEC with respect to any material amendments to the Registration Statement or Prospectus which may from time to time be filed with the SEC.

6.           Custody.  Neither the Subadviser, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund’s investments, or otherwise act as custodian of such investments.  All cash and the indicia of ownership of all other investments shall be held by the Fund’s custodian bank.  The custodian bank shall be instructed to (i) carry out all investment instructions as may be directed by the Subadviser with respect thereto (which may be orally given if confirmed in writing), and (ii) provide the Subadviser with all operational information necessary for the Subadviser to trade on behalf of the Fund.  Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund’s custodian bank, or its nominee.

7.           Expenses.

(a)           Subadviser Expenses and Reimbursement.  During the term of this Agreement, the Subadviser shall pay all expenses incurred by it, its staff and their activities, in connection with its provision of the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to provide the services to be provided hereunder; provided, however, that the Adviser shall cause the Fund to reimburse the Subadviser for any Administrative Expenses (as defined below) incurred by the Subadviser.

(b)           Fund Expenses.  The Subadviser shall not be responsible for any expenses of the Fund not expressly assumed by the Subadviser under this Agreement, including, without limitation all fees and expenses related to:  the formation and organization of the Fund and any special purpose vehicles; initial and on-going registration requirements of the Fund; day-to-day operations, administration, record keeping and compliance of the Fund; third-party research; portfolio transactions and positions for the Fund, such as transfer taxes and premiums, taxes withheld on foreign dividends, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; non-investment related interest expense; repurchases of Shares; any attorneys and accountants engaged on behalf of the Company and the Fund; audit and tax preparation; custody and escrow; errors and omissions/directors and officers liability insurance and a fidelity bond; equipment or services used in communicating information regarding the transactions among the Adviser and any custodian or other agent engaged by the Fund; fees and travel-related expenses of the independent Trustees of the Company (collectively, the “Administrative Expenses”), which shall be borne by the Fund.

8.           Compensation.  The Subadviser shall not be entitled to any compensation for the services provided under this Agreement, except through distributions made to the Subadviser as a member of the Adviser pursuant to the Limited Liability Company Operating Agreement of the Adviser dated July 27, 2004 between Allegiance Investment Management, LLC and the Subadviser.

9.           Liability and Indemnity of the Subadviser.

(a)           Limitation of Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties hereunder on the part of the Subadviser or any member, director, officer, employee or agent of the Subadviser, the Subadviser shall not be subject to liability to the Adviser, any member of the Adviser, the Fund or any shareholder of the Fund for entering into this Agreement and/or for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment or security.

(b)           Indemnification.  To the fullest extent permitted by applicable law and to the extent the Adviser is indemnified by the Fund therefor, the Adviser shall indemnify and hold harmless the Subadviser and its members, directors, officers, managers and employees (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

10.           Other Investment Activities of Subadviser.  The Adviser acknowledges that the Subadviser may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (“Affiliated Accounts”).  Subject to the other provisions hereof, the Adviser agrees that the Subadviser may give advice or exercise investment responsibility and take other actions with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of actions taken with respect to the Fund; provided, however, that the Subadviser acts in good faith; and provided, further that it is the Subadviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund’s portfolio managed by the Subadviser over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the respective investment objectives and policies of the Fund and such Affiliated Accounts and any specific investment restrictions applicable thereto.  The Adviser acknowledges and agrees that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which may involve the Fund or otherwise.  The Subadviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment either for the Fund or otherwise.

11.           Term and Termination.

(a)           Term.  This Agreement shall become effective on the date hereof.  Unless terminated as herein provided, this Agreement shall remain in full force and effective for a period of two (2) years from the date of this Agreement, and shall continue in full force and effect for successive periods of one (1) year thereafter so long as such continuance is approved at least annually by (i) either the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Board of Trustees who are not parties to this Agreement or “interested persons” of any such party, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

(b)           Termination.  This Agreement may be terminated at any time, without payment of any penalty, by (i) the Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Subadviser, (ii) the Adviser, on sixty (60) days’ written notice to the Subadviser, or (iii) the Subadviser on sixty (60) days’ written notice to the Fund and to the Adviser.

(c)           Termination by Assignment.  This Agreement shall automatically and immediately terminate in the event of any “assignment” hereof, as defined in the 1940 Act, unless such event is deemed not to be an assignment under Rule 2a-6 under the 1940 Act.

(d)           Termination upon Suspension.  The Adviser shall immediately notify the Fund upon the event of its expulsion or suspension by the SEC.  This Agreement shall automatically and immediately terminate in the event of the Adviser’s expulsion or suspension by the SEC.

(e)           Assignment.  Except to the extent permitted by applicable law, regulation or SEC exemptive order, this Agreement may not be “assigned,” as defined in the 1940 Act, by either party without the prior consent of (i) the other party, and (ii) either the Board of Trustees (including by a majority of the Trustees who are not “interested persons” of the Company) or the holders of a majority of the outstanding voting securities of the Fund.

12.           Definitions.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

13.           Nonpublic Personal Information.  Notwithstanding any provision herein to the contrary, the Subadviser agrees on behalf of itself and its directors, officers, and employees (a) to treat confidentially and as proprietary information of the Adviser and the Fund (i) all records and other information relative to the Fund and its prior, present or potential shareholders, (ii) all records and other information relative to the Adviser and its prior, present or potential members and clients, and (iii) any “nonpublic personal information,” as such term is defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “Privacy Act”), and (b) not to use such records and information for any purpose other than the performance of the Subadviser’s responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Adviser, the Fund, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Adviser or the Fund, as applicable.  Such written approval shall not be unreasonably withheld by the Adviser or the Fund and may not be withheld where the Subadviser may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Adviser or the Fund.

14.           Use of Name and Logo.  The name and logo of the Subadviser or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Subadviser and its affiliates.  The Fund, the Adviser and/or the Fund’s distributor have the right to use such name(s) or derivative(s) and/or the logo of the Subadviser in brochures, advertisements, sales literature and other sales and marketing related materials with respect to the Fund so long as this Agreement is in effect; provided, however, that the Subadviser shall have the right to prior review of any such use.  Upon termination of this Agreement, the Fund, the Adviser and their representatives shall forthwith cease to use such name(s) or derivative(s) or logo.

15.           Receipt of Disclosure Statement.  The Adviser has received from the Subadviser, and provided to the Fund, the written disclosure statement required to be delivered pursuant to Rule 204-3 of the Advisers Act, which disclosure statement was received by the Adviser, and provided to the Fund, more than forty-eight (48) hours prior to entering into this Agreement.

16.           General Provisions.

(a)           Notices.  Any notice to be given or to be served upon the Fund or any party hereto in connection with this Agreement must be in writing (which may include a facsimile) and will be deemed to have been given and received when delivered to the address set forth on the signature page hereto or, in the case of the Fund, to the address of the Adviser set forth on the signature page hereto, or such other address as a party hereto may designate by giving five (5) days’ prior written notice to the other party, as applicable.

(b)           Independent Contractor.  The Subadviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund or the Adviser in any way, or in any way be deemed an agent for the Adviser or the Fund.

(c)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and superseded all prior written and oral agreements or statements by and between the parties.

(d)           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and, if required by applicable law, no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund.

(e)           Severability.  If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

(f)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided, however, that nothing herein shall be construed to preempt, or to be inconsistent with, any applicable federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

(g)           Inurement; Third Party Beneficiary.  Subject to the provisions of this Agreement relating to transferability, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Subadviser agrees that the Fund may enforce any rights it may have as set forth in this Agreement, as an intended third party beneficiary of this Agreement as if the Fund were an actual party to this Agreement.

(h)           Pronouns.  All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the context in which they are used may require.

(i)           Headings.  All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

(j)           Counterparts.  This Agreement may be executed, manually or by facsimile, in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

TREESDALE PARTNERS, LLC		ADDRESS:
By:		1330 Avenue of the Americas, 39th Floor New York, NY 10019
Name:	Dennis Rhee
Title:	Managing Director

A T FUNDS, LLC		ADDRESS:
By:		300 Pacific Coast Highway, Suite 305 Huntington Beach, CA 92648
Name:	Mark G. Torline
Title:	Management Committee Member

By:
Name:	Alexander Popof
Title:	Management Committee Member

By:
Name:	Yung Lim
Title:	Management Committee Member

A T Funds Investment Trust
Special Meeting
of
A T Fund of Funds Shareholders
Monday , October 20 , 2008
10:00 a.m. , Pacific Time
300 Pacific Coast Highway, Suite 305
 Huntington Beach, California 92648

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF A T FUND OF FUNDS.
The undersigned shareholder of A T Fund of Funds (the “Fund”), the sole series of A T Funds Investment Trust, a Delaware statutory trust (the “Trust”), hereby appoints Mark G. Torline and Alexander L. Popof, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 on October 20 , 2008, at 10:00 a.m. , Pacific Time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Dated:_____________

Signature(s) (Title(s), if applicable) (Sign in the Box)

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	Approval of an investment management agreement between A T Funds Investment Trust and A T Funds, LLC (the “Investment Adviser”), with respect to the A T Fund of Funds (the “Fund”).	FOR ❒	AGAINST ❒	ABSTAIN ❒

2.	Approval of an investment subadvisory agreement between the Investment Adviser and Treesdale Partners, LLC, with respect to the Fund.	FOR ❒	AGAINST ❒	ABSTAIN ❒

3.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.	FOR ❒	AGAINST ❒	ABSTAIN ❒

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Special Meeting in person, we urge you to authorize the proxies to cast your vote, which is commonly known as proxy voting.  You can do this by marking, signing, dating and returning your proxy card in the enclosed postage-prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person.